UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                (Amendment No. 2)

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                          Date of Report: June 6, 2003
                        (Date of earliest event reported)



                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)



            Nevada                   0-17371              88-0182808
 (State or other jurisdiction      (Commission         (I.R.S. Employer
     of incorporation or           File Number)     Identification Number)
        organization)


                           5901 N. Western, Suite 200
                             Oklahoma City, OK 73118
          (Address of principal executive offices, including zip code)



                                 (620) 698-2250
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

      (a) Financial Statements of the Businesses Acquired.

      Filed herewith as Exhibits 99.1 and 99.2, respectively, are audited financial statements and unaudited interim financial statements as required by this Item 7 for Perkins Oil Enterprises Inc., J-W Gas Gathering, LLC, Producers Services, Inc., James R Perkins, LLC and Wayne Willhite Energy, LLC, which were acquired by registrant as reported in a Current Report on Form 8-K filed
June 23, 2003.

      (b) Pro Forma Financial Information.

      Filed herewith as Exhibit 99.3 are the unaudited pro forma consolidated condensed balance sheet and the unaudited pro forma consolidated condensed statement of operations for the registrant, giving effect to the acquisition of Perkins Oil Enterprises Inc., J-W Gas Gathering, LLC, Producers Services, Inc., James R Perkins, LLC and Wayne Willhite Energy, LLC by the registrant as described in a Current Report on Form 8-K filed June 23, 2003.

      (c)   Exhibits

         Exhibit
         Number          Description
        ---------        -----------
          23.1     Consent of Independent Accountants.
          99.1     Audited financial statements of Perkins Oil Enterprises
                   Inc., J-W Gas Gathering, LLC, Producers Services, Inc.,
                   James R Perkins, LLC and Wayne Willhite Energy, LLC as of December 31, 2002 and for each of the two years in the period ended December 31, 2002.
          99.2 Unaudited financial statements of Perkins Oil Enterprises Inc., J-W Gas Gathering, LLC, Producers Services, Inc., James R Perkins, LLC and Wayne Willhite Energy, LLC as of May 31, 2003 and December 31, 2002 and for the five months ended May 31, 2003.
          99.3 Unaudited pro forma consolidated condensed balance sheet of Quest Resource Corporation as of May 31, 2003 and unaudited proforma consolidated condensed statement of operations of Quest Resource Corporation for the year ended May 31, 2003 giving effect to the acquisition of Perkins Oil Enterprises Inc., J-W Gas Gathering, LLC, Producers Services, Inc., James R Perkins, LLC and Wayne Willhite Energy, LLC.


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




Item 9.  Regulation FD Disclosure.

      As previously reported, on June 6, 2003, Quest Oil & Gas Corporation, a subsidiary of Quest Resource Corporation (the "Corporation"), acquired from James R. Perkins Energy, L.L.C., a Kansas limited liability company, E. Wayne Willhite Energy, L.L.C., a Kansas limited liability company ("Willhite"), and J-W Gas Gathering, L.L.C., a Kansas limited liability company all of their right, title and interest in approximately 53 oil and gas leases and related properties in Chautauqua, Elk and Montgomery Counties, Kansas.

      Also as previously reported, on June 6, 2003, Ponderosa Gas Pipeline Company, Inc. a subsidiary of the Corporation, acquired from Perkins Oil Enterprises, Inc., a Kansas corporation, and Willhite all of the issued and outstanding capital stock of Producers Service, Incorporated, a Kansas corporation.

      Pursuant to the rules of the Securities and Exchange Commission, the Corporation is filing certain audited financial statements and proforma financial information with respect to the acquired businesses.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    QUEST RESOURCE CORPORATION



                                    By: /s/ Douglas L. Lamb
                                        ----------------------------------
                                        Douglas L. Lamb
                                        President

      Date:   November 10, 2003


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